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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  May 1, 2003


                             EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)


         New Jersey                     1-2256                13-5409005
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                   Identification No.)






      5959 Las Colinas Boulevard
           Irving, Texas                                    75039-2298
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(Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (972) 444-1000



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          (Former name or former address, if changed since last report)

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ITEM 9.     Regulation FD Disclosure



            The following information is furnished pursuant to this Item 9 and also pursuant to "Item 12. Results of Operations and Financial Condition".

            The Registrant hereby furnishes the information set forth in its News Release, dated May 1, 2003, announcing first quarter 2003 results, a copy of which is included as Exhibit 99.1, and furnishes the information in the related 1Q03 Investor Relations Data Summary, a copy of which is included as Exhibit 99.2.











































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                                   SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 EXXON MOBIL CORPORATION


Date:  May 1, 2003               By:   /s/ Donald D. Humphreys
                                       --------------------------------------
                                       Name:   Donald D. Humphreys
                                       Title:  Vice President, Controller and
                                               Principal Accounting Officer




































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                               INDEX TO EXHIBITS



Exhibit No.      Description
___________      ___________


99.1 Exxon Mobil Corporation News Release, dated May 1, 2003, announcing first quarter 2003 results.

99.2             1Q03 Investor Relations Data Summary.











































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